Exhibit 10.4

OMNIBUS AMENDMENT No. 1

to

TECHNOLOGY LICENSE AGREEMENT

and

DEVELOPMENT AGREEMENT

This OMNIBUS AMENDMENT (this “Amendment”) is made as of this 19th day of March, 2014, by and between (i) MRI Interventions, Inc., a Delaware corporation formerly known as SurgiVision, Inc. (the “Company”), and (ii) Cardiac Pacemakers, Inc. (“CPI”). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Development Agreement referred to below.

WHEREAS, the Company and CPI entered into that certain Development Agreement dated as of March 19, 2008, as amended by Section 1.2 of that certain Omnibus Amendment #3 dated as of February 2, 2012 (as amended, the “Development Agreement”);

WHEREAS, the Company and CPI entered into that certain Technology License Agreement dated as of March 19, 2008, as amended by Section 1.2 of that certain Omnibus Amendment #3 dated as of February 2, 2012 (as amended, the “License Agreement”);

WHEREAS, on the date hereof, CPI, Boston Scientific Neuromodulation Corporation ("BSN"), Boston Scientific Corporation and the Company entered into an Asset Purchase Agreement, pursuant to which BSN shall purchase and the Company shall sell certain of the Company's intellectual property assets (the “Asset Purchase Agreement”); and

WHEREAS, in connection with the Asset Purchase Agreement, the Company and CPI desire to modify certain provisions of the Development Agreement and the License Agreement to eliminate the milestone payment and royalty payment obligations of CPI thereunder.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

I.           AMENDMENTS TO DEVELOPMENT AGREEMENT.

1.1.     Amendment of Section 1. Definitions. The Company and CPI agree that Subsections 1(C), (SS), (TT), (UU), (VV) and (WW) of the Development Agreement are hereby amended in their entirety to read as follows:

“(C)     "Billabong Patents" means (i) the Patents listed on Exhibit A to the License Agreement, and (ii) any claims of any future Patent which claim and are entitled to claim (in whole but not in part) priority to a Patent covered by the preceding clause (i).

(SS) [Intentionally Omitted].

(TT) [Intentionally Omitted].

(UU) [Intentionally Omitted].

(VV) [Intentionally Omitted].

(WW) [Intentionally Omitted]."

1.2     Amendment of Section 3. The Company and CPI agree that Section 3 of the Development Agreement is hereby amended in its entirety to read as follows:

"3. [Intentionally Omitted]."

1.3     Amendment of Section 4. The Company and CPI agree that the introductory paragraph of Section 4 and Subsections 4(A), (B), and (C) of the Development Agreement are hereby amended in their entirety to read as follows:

"4. [Intentionally Omitted].

A. [Intentionally Omitted].

B. [Intentionally Omitted].

C. [Intentionally Omitted]."

1.4     Amendment of Section 16. The Company and CPI agree that Subsection 16(R) of the Development Agreement is hereby amended in its entirety to read as follows:

“R. [Intentionally Omitted].”

1.5     [***] Notwithstanding the amendments of Section 1 and Section 4 of the Development Agreement as set forth above, the Company and CPI agree that, solely with respect to a New Lead that is a Royalty Product because [***], CPI shall pay the Company [***]. Capitalized terms that are used in this section but are not otherwise defined in this Amendment shall have the meanings given to such terms in the Development Agreement.

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

II.            AMENDMENTS TO LICENSE AGREEMENT.

2.1.     Amendment of Section 1. Definitions. The Company and CPI agree that Subsection 1(C) of the License Agreement is hereby amended in their entirety to read as follows:

“(C)

"Billabong Patents" means (i) the Patents listed on Exhibit A, and (ii) any claims of any future Patent which claim and are entitled to claim (in whole but not in part) priority to a Patent covered by the preceding clause (i)."

2.2     Amendment of Section 3. The Company and CPI agree that Subsections 3(A), (B), (C), (D), (F), (G), (H) and (I) of the License Agreement are hereby amended in its entirety to read as follows:

"A. [Intentionally Omitted].

B. [Intentionally Omitted].

C. [Intentionally Omitted].

D. [Intentionally Omitted].

***

F. [Intentionally Omitted].

G. [Intentionally Omitted].

H. [Intentionally Omitted].

I. [Intentionally Omitted]."

The Company and CPI acknowledge that the payments described in Section 3(E) of the License Agreement have been previously made by CPI.

2.3     Amendment of Section 4. The Company and CPI agree that Section 4 of the License Agreement is hereby amended in its entirety to read as follows:

"4. [Intentionally Omitted]."

2.4     Amendment of Section 5. The Company and CPI agree that Section 5 of the License Agreement is hereby amended in its entirety to read as follows:

"5. [Intentionally Omitted]."

2.5     Amendment of Exhibit A. The Company and CPI agree that Exhibit A and Exhibit D to the License Agreement are hereby amended by deleting the patents listed on Schedule 1.1 to the Asset Purchase Agreement.

2.6     [***] Notwithstanding the amendment of Section 3 of the License Agreement as set forth above, the Company and CPI agree that, solely with respect to an implantable lead that is a Royalty Product because [***], CPI shall pay the Company, [***]. Capitalized terms that are used in this section but are not otherwise defined in this Amendment shall have the meanings given to such terms in the License Agreement.

III.     MISCELLANEOUS.

3.1.  No Other Amendments. Except to the extent amended hereby, all of the definitions, terms, provisions and conditions set forth in each of the Development Agreement and the License Agreement are hereby ratified and confirmed and shall remain in full force and effect.

3.2.     Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Amendment, except as expressly provided in this Amendment.

3.3.     Governing Law. This Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of Minnesota.

3.4.     Counterparts. This Amendment may be executed in two or more counterparts and the signatures delivered by facsimile, each of which shall be deemed an original, with the same effect as if the signatures were upon the same instrument and delivered in person.

3.5.     Severability. If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

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[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized representatives, all as of the day and year written above.

MRI INTERVENTIONS, INC.

By:	/s/ Kimble Jenkins
Name:	Kimble Jenkins
Title:	Chief Executive Officer

CARDIAC PACEMAKERS, INC.

By:	/s/ Vance R. Brown
Name:	Vance R. Brown
Title:	Vice President and Secretary